GENSPERA

CREATING THERAPIES. GENERATING HOPE.

Advancing the Oncology Lexicon from "Effective" to "Curative"

March 2011

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, factors related to GenSpera's anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on GenSpera should contact GenSpera, as set forth above, to receive GenSpera's most recent financial reports. This presentation was developed by GenSpera and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

Leader in the development of targeted prodrug cancer therapeutics

- First in class NCE – unique biochemical mechanism of action
- Potential for "complete kill" – MOA active in both slow and rapidly dividing cells
- Prodrug targeted delivery system reduces side effects, maximizes efficacy
- Technology originated at Johns Hopkins. GenSpera holds 100% of rights, no residuals
- 8 patents issued, 4 patents pending
- Phase I clinical trial underway at Johns Hopkins and Univ Wisconsin

GenSpera's Breakthrough Technology

Traditional chemotherapy features:

- Targets cell division
- Typified by side effects, drug resistance
- Little effect on slow growing tumors or cancer stem cells
- Just doesn't work well enough

Our "molecular grenade" features are a major breakthrough:

- Kills independent of cell division rate (kills slow-growing tumors and stem cells)
- Targeted delivery specifically to tumors (minimize side effects, maximize efficacy)
- No development of drug resistance
- Complete tumor regression observed in multiple preclinical animal studies
- As a "monotherapy," early clinical trials will be simpler, faster, and less expensive than other chemotherapy trials

How Our Molecular Grenades Work

Our active drug, with a *targeting/masking agent* attached, i.e., the prodrug, is inactive in the blood stream…

…until it finds an "enzyme" (tumor marker), which is found only at our "target site," that cuts off the targeting/masking agent.



Normal cell
Tumor cell

The active drug, no longer soluble, "precipitates" directly into nearby cells and kills them.

Thapsigargin – a Novel Cytotoxin





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- Isolated from seeds of *Thapsia garganica*
- 100 kg seeds yields ~1 kg of thapsigargin
- Potent inhibitor of ER Ca2+ ATPase pump
- Kills cancer cells independent of growth rate

How We Make Our Molecular Grenades


12-ADT
Peptide Attached
Prodrug
Delivered to Tumor
Tumor

- Derived from Mediterranean plant **(exclusive supply agreements)**
- Well-characterized and studied
- Kills:
  - Slow- and fast-growing cancer cells
  - Cancer stem cells
- **Patent-protected**

- Peptide attached to 12-ADT
- Renders 12-ADT:
  - Inactive
  - Soluble
  - Targets tumor
- Intravenous application

- Peptide removed by enzyme at the target site
- Different cancers = different peptides
- Peptides
  - **Patent-protected**
  - Based on extensive research by Advisory Board members

** 8 patents & 4 patent applications; no milestone or royalty payments are owed*

Compelling G-202 Biological Data

Efficacy Pharmacology

- Complete tumor regression with monotherapy
  - No need to combine with other drugs
  - Fewer side effects
- Safety margin of 7- to 10-fold in mouse

Bioanalytical

- In blood can only find intact G-202 and no released active 12-ADT
- 12-ADT is found at very high levels in tumors, less found in liver and kidneys, not found elsewhere -*Targeted Delivery!*

Toxicology

- No effect on liver or cardiovascular system
- No effect on bone marrow – no immunosuppression or anemia
- Kidney is the affected organ at high doses – dose-dependent, non-cumulative, easily monitored (blood test), and 100% rapidly reversible. May be attenuated via hydration of the patient.

Clinical Trial Protocol and Highlights

Phase I: Safety, Dose Escalation to MTD, PK

- Open label, all solid tumors, all comers with failed treatment-about 30 patients
- 12 patients dosed, IRB approvals for trial expansion and acceleration
- 2 US sites active; 3rd US site approved to begin enrollment in March
- Encouraging PK data from first two cohorts; expecting to reach MTD Q2-2011

Phase Ib Cohort Expansion: Post Chemotherapy Prostate Cancer Patients

- Existing US sites

Planned Phase II Trial: Castrate Resistant, Chemo-naive Prostate Cancer Patients

- 2 sites in the US, 2 sites in the UK
- Goals:
  - obtain possible early signal of activity via PSA response
  - obtain EMEA trial approval

Product Pipeline

Product Candidate	Activation Enzyme	Indication	Preclinical Development	Phase I	Phase II	Phase III
G-202	*PSMA*	Solid tumors			(Ph I end Q2 2011)	
G-115	*PSA*	Prostate Cancer		(IND Filing Q3 2011)		

Achievements and Milestones

Recent achievements:

- Process improvements in G-202 manufacture
- G-115 toxicology program underway
- cGMP clinical batch of G-115 in process
- Analyzed pharmacokinetic data from first two cohorts in G-202 Phase I study

Near term milestones (next 3 months):

- Continued enrollment and dose-escalation in G-202 Phase I study
- Expand G-202 Phase I study to CTRC in San Antonio

GenSpera Team

Management & Board

- ***Craig Dionne, Ph.D.* President & CEO.** Served as VP responsible for many successful oncology drug discovery and development programs at Cephalon, one of the most successful biotechnology companies.
- ***Russell Richerson, Ph.D.*** *COO & Secretary*. Over 25 years of senior management experience in the biotechnology industry at companies such as Abbott Laboratories.
- ***Bo Jesper Hansen, M.D., Ph.D.*** *Director*. Executive Chairman of Swedish Orphan Biovitrum AB (STO: SOBI). Previously CEO and Chairman of Swedish Orphan International AB Group. Also serves on the boards of CMC AB, MipSalus Aps, TopoTarget A/S (NASDAQ OMX: TOPO), and Zymenex A/S.
- ***Scott Ogilvie.*** *Director*. President and CEO of AFIN International, Inc. Prior career as corporate and securities lawyer with Hill, Farrer & Burrill. Also serves on the board of directors of Neuralstem, Inc. (AMEX:CUR), Innovative Card Technologies, Inc. (NASDAQ:INVC), and Preferred Voice, Inc. (OTCBD:PRFV).

Scientific Advisory Board (inventors of IP and shareholders)

- ***John T. Isaacs, Ph.D.*** Professor at the Johns Hopkins School of Medicine, Editor-in-Chief of *The Prostate*, and on the editorial board of Clinical Cancer Research and Cancer Research.
- ***Samuel R. Denmeade, M.D.*** Professor at the Johns Hopkins and a Board Certified Medical Oncologist. His laboratory has developed several prodrug therapies that are activated by cancer-specific proteases.
- ***Søren Brøgger Christensen, Ph.D.*** Professor at the University of Copenhagen. First to elucidate the chemical structure of thapsigargin and is currently engaged in exploring further derivatives of this bioactive compound.
- ***Hans Lilja, M.D., Ph.D.*** Holds several posts at Memorial Sloan-Kettering Cancer Center and as a Professor at the Lund University. Recognized authority on the biology of prostate specific antigen (PSA) and human kallikrein 2 (hK2).

Strategy and Value Creation

Business Strategy and Value Creation

- Operate with minimal infrastructure requirement
- Develop drugs through Phase I/II clinical trials, then out-license or partner in ~2 years
- Individual drugs can be worth up to $1B
  - 2009 – J&J/Cougar
  - 2009 – Astellas/Medivation
  - 2011 – Amgen/Biovex

Financing History

- 15 yrs of research funded by $15M from the Dept of Defense, National Cancer Institute and others – acquired with no royalties due
- Raised ~$15M since Nov 2007
- Have ~$6M cash-in-hand – adequate to complete Phase I trial and begin Phase II
- Trading symbol: **OTCBB:GNSZ**

Capital Structure

- ~20M common shares issued and outstanding
- ~10M currently outstanding options and warrants
- Management, inventors, and boards hold approximately 33% of issued shares

Public company

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Seasoned biotech management

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Business strategy focused on rapidly achieving key valuation milestones with minimal costs

First in class NCE with superior activity

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Precisely targeted "molecular grenade"

Advancing the oncology lexicon from "*effective*" to "*curative*"

Contact

Craig A. Dionne, Ph.D.
President and CEO
cdionne@genspera.com

GenSpera, Inc.
2511 N Loop 1604 W, Suite 204
San Antonio, TX 78258
www.genspera.com

Phone: (210) 479-8112
Fax: (210) 479-8113